Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH "[***]."

CHANGE MANAGEMENT FORM #10 TO STATEMENT OF WORK #3

Statements of Work (“SOWs”): Support.com, Inc. (“Vendor”), Xfinity Home (“SOW #3”) dated March 21, 2014	PCR No.:
Originator: Joy Park	Date: 11/14/16
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work at Home
Requested Implementation Date: 6/22/16
Estimated Hours: (LOE)	☒ Billable ☐Non-Billable	Billing Rate/Hour: N/A
Fixed Fee Cost (if applicable) N/A
Type of Change: Comcast and Vendor agree to modify the Service Level Targets as set forth below.  Unless specifically provided in this Change Management Form (“CMF”), all other terms of SOW #3 remain unchanged.

Scope of Change:	☒Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Area(s) of Change
☐ Accounting/Payroll	☐ Network
☐ Data Processing	☐ Resource Planning
☐ General Facilities	☐ Quality Assurance
☐ Human Resources	☐ Telecom
☐ IT/BI	☐ Training
☐ Operations	☐ Recruiting
☒ Other: Service Level Targets

The parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to modify SOW #3 as follows:

1.	Exhibit A of SOW #3 is deleted in its entirety and is replaced with Exhibit A attached to this CMF.

Comcast Authorization
Comcast Representative’s Signature	/s/Joy Park

Print Name Joy Park	Date	12/09/16

Vendor Authorization
Vendor Representative’s Signature	/s/ Roop K. Lakkaraju

Print Name Roop K. Lakkaraju	Date	12/09/16

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***
COMCAST and SUPPORT.COM CONFIDENTIAL

EXHIBIT A

Service Level Targets for XH

a.
Line Adherence: Vendor is required to meet a minimum staffing target of [***] for each [***] interval.  The fiscal month target will be considered met if a minimum of [***] of the total [***] intervals meet the [***] interval requirement.  The intervals start on [***] adjusted for Comcast requested additional training.

The below bonus applies on a fiscal calendar month, which is measured by total non-missed intervals divided by number of operational intervals in a fiscal month:

Actual Line Adherence	Bonus Rate
[***]	[***]

b.
VOC: Vendor shall meet the Service Level Target for Voice of Customer (“VOC”).  VOC is measured by the Comcast customer’s scoring related to their satisfaction with the last CSR that the customer interacted with on the phone.  A third party survey agent conducts the automated survey after the last interaction and the customer’s rating of satisfaction with that CSR is scored and reported out to Vendor and CSR.

The Bonus for achievement of the Service Level Target is:

Service Level Target	Bonus Rate
[***]	[***]

c.
XH 7 Day Repeat Rate:  Vendor is required to meet a Service Level Target for XH 7 Day Repeat.  7 Day Repeat rate is measured as the percentage of customers who do not have a XH repeat service call within [***] of the initial XH call. On a fiscal monthly basis, the customers will be identified by phone number or customer account number or trouble ticket number. Customers who abandon the call prior to interacting with a CSR will be excluded from the final calculation.

The Bonus for achievement of the Service Level Target is:

Service Level Target	Bonus Rate
[***]	[***]

d.
ATR:  Vendor shall meet the Service Level Target for Avoidable Truck Rolls (“ATR”).  ATR is defined as [***]. An avoidable truck roll is determined by a Comcast technician after a truck roll is completed. If the primary reason code listed by technician is a CSR avoidable reason code listed by technician is a CSR avoidable reason code (i.e., could have been fixed without a truck roll by following the Line of Questioning “LOQ” or using the corrected Integrated Troubleshooting Guide “ITG”), then that truck roll will be deemed an avoidable truck roll.

The Bonus for achievement of the Service Level Target is:

Service Level Target	Bonus Rate
[***]	[***]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***
COMCAST and SUPPORT.COM CONFIDENTIAL

e.
Adjusted Bonus Percentages.  In the event that Comcast elects to waive a Service Level Target for any fiscal calendar month, Comcast shall notify Vendor of such decision as soon as reasonably practical.  Such notice shall include the adjusted Bonus payout percentages for the remaining metric(s) based on an equal distribution of the Bonus that corresponded to the waived Service Level Target to the remaining Service Level Targets.

f.
AHT Target Credit.  The AHT Target will be determined by Comcast based on the external AHT for the same call type (excluding the adjusted AHT of [***]for disposition as long as required by Comcast), as calculated based on the then current fiscal month vendor AHT average for all third party outsourced agents handling that call type. New hire CSRs AHT will be excluded from the AHT calculation for the [***] of employment, except for CSRs hired as attrition replacements. If Vendor’s actual AHT for a fiscal month does not exceed the AHT Target by more than [***], then no credit shall be due to Comcast.  For Services managed by Comcast divisional teams, AHT will be measured by division by aggregate line of business and compared to the Comcast division external AHT for the same call types.  AHT shall not be effective until such time as the reporting is available to Comcast.  If Vendor’s actual AHT for a fiscal month exceeds the AHT Target by more than [***], then a credit shall be issued to Comcast. The calculation of the credit shall be as set forth below:

[***]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

COMCAST and SUPPORT.COM CONFIDENTIAL